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Exhibit 10.01

                         MORTGAGE MODIFICATION AGREEMENT


                        GLIMCHER DEVELOPMENT CORPORATION
                               HAVING AN OFFICE AT
                              20 SOUTH THIRD STREET
                              COLUMBUS, OHIO 43215
                                (the "MORTGAGOR")

                                       and

              LEHMAN BROTHERS HOLDINGS INC., D/B/A LEHMAN CAPITAL,
                  A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.,
                               HAVING AN OFFICE AT
                          THREE WORLD FINANCIAL CENTER
                            NEW YORK, NEW YORK 10285
                                (the "MORTGAGEE")


                              LOCATION OF PREMISES:


                       Toys R Us Plaza, Springfield, Ohio


 ------------------------------------------------------------------------------



                              RECORD AND RETURN TO:

                          Cadwalader, Wickersham & Taft
                                 100 Maiden Lane
                            New York, New York 10038
                        Attention: Joseph Vidulich, Esq.

            This instrument was prepared by the above named attorney



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                         MORTGAGE MODIFICATION AGREEMENT
                         -------------------------------


                  AGREEMENT made as of this 28th day of April, 1999, between GLIMCHER DEVELOPMENT CORPORATION, a Delaware corporation, having its principal place of business at 20 South Third Street, Columbus, Ohio 43215 and ("MORTGAGOR") and LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, d/b/a LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., as lender, having an address at Three World Financial Center, New York, New York 10285 ("MORTGAGEE").

                               W I T N E S E T H :
                               -----------------

                  WHEREAS, the Mortgagee is now the lawful owner and holder of that certain mortgage described on Exhibit B attached hereto (the "MORTGAGE") encumbering the premises described in Exhibit A attached hereto together with the improvements now or hereafter located thereon and all other property intended to be encumbered thereby (collectively, the "MORTGAGED PROPERTY") granted by the Mortgagor to the Mortgagee and the Promissory Note dated October 13, 1998 made by Mortgagor, Glimcher Properties Limited Partnership ("GPLP") and Weberstown Mall, LLC to The Huntington National Bank and assigned to Mortgagee, (the "NOTE"); and

                  WHEREAS, the Mortgagee, as the holder of the Mortgage, and the Mortgagor, as the owner of the Mortgaged Property, have agreed to increase the amount of, extend the Maturity Date of and otherwise modify the Note in accordance with a Note Consolidation and Modification Agreement dated the date hereof between Mortgagor, GPLP and Glimcher Properties Corporation ("GPC", and with Mortgagor and GPLP, collectively "BORROWER")




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and the Mortgagee (the "NOTE MODIFICATION AGREEMENT") and to modify the terms of the Mortgage, in the manner hereinafter set forth.

                  NOW THEREFORE, in consideration of the premises and the mutual promises and agreements herein contained, the parties hereto covenant and agree as follows:

                  1. The Mortgagor hereby acknowledges that the Note has been amended and restated in accordance with the Note Modification Agreement and agrees that the Mortgage secures the Note as so modified and hereby agrees to pay the indebtedness evidenced by the Note and interest thereon at the rate of interest and on the terms provided for in the Amended and Restated Note dated the date hereof made by Borrower to Mortgagee (the "AMENDED AND RESTATED NOTE") pursuant to the Note Modification Agreement. All references in the Mortgage to the Note shall be deemed to refer to the Amended and Restated Note.

                  2. The Maturity Date of the Amended and Restated Note shall be extended in accordance with the terms of the Note Modification Agreement.

                  3. All of the provisions of the Mortgage are amended and restated in their entirety to read as provided in and shall be superseded by all the provisions of the Mortgage attached hereto as EXHIBIT C.

                  4. All references to the Mortgage in the Amended and Restated Note and any of the other Loan Documents (as defined in the Amended and Restated
Note) shall be deemed to refer to the Mortgage as modified by this Agreement.


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                  5. The Mortgagor covenants and agrees that there is presently outstanding on the Amended and Restated Note the principal sum of $21,500,000.00 with interest thereon from April 28, 1999, that there exist no defenses, counterclaims or offsets to its obligations for the payment of the indebtedness evidenced by the Amended and Restated Note, and that, except as modified herein, the Mortgage remains unmodified and in full force and effect.

                  6. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument and shall become effective when copies hereof, when taken together, bear the signatures of each of the parties hereto and it shall not be necessary in making proof of this instrument to produce or account for more than one of such fully executed counterparts.

          [The balance of this page has been intentionally left blank]


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         IN WITNESS WHEREOF, this instrument has been executed by each of the parties hereto as of the date first above written.

                                        GLIMCHER DEVELOPMENT CORPORATION,
                                        a Delaware corporation


                                        By: /s/ George A. Schmidt
                                           ----------------------------------
                                              Name:  George A Schmidt
                                              Title:   Executive Vice President


                                        LEHMAN BROTHERS HOLDINGS
                                        INC., doing business as
                                        Lehman Capital, a division
                                        of Lehman Brothers Holdings
                                        Inc.


                                        By: /s/ Mary Pat Archer
                                           ---------------------------------
                                             Name:Mary Pat Archer
                                             Title: Senior Vice President


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STATE OF NEW YORK     )
                      : ss.:
COUNTY OF NEW YORK    )

                  On the 26th day of April, 1999, before me, the undersigned, a Notary Public in and for said state, personally appeared George A Schmidt, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


                                          /s/ Man Wai Lau
                                          -----------------------------------
                                          Notary Public

                                                     Man Wai Lau
                                          Notary Public, State of New York
                                                   No. 24-4781742
                                              Qualified in Kings County
                                        Certificate Filed in New York County
                                          Commission Expires Nov. 30, 1999



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STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )

                  On the 28th day of April, 1999, before me, the undersigned, a Notary Public in and for said state, personally appeared Mary Pat Archer personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.


                                        /s/ Saleenah Callaway
                                        -----------------------------------
                                        Notary Public

                                                  Saleenah Callaway
                                          Notary Public, State of New York
                                        Certificate Filed in New York County
                                          Commission Expires March 3, 2001
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                                    EXHIBIT A
                                    ---------

                          METES AND BOUNDS DESCRIPTION


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                                     EXHIBIT

                                LEGAL DESCRIPTION

Situated in the Township of Springfield, County of Clark and State of Ohio:

Lying in Section 12, Town 4, Range 9, Springfield Township, Clark County, Ohio. Being the remainder of the Nicholas B. Pavlatos original 17.78 acre tract as deeded and described in Volume 642, Page 189, of the Clark County Records of Deeds and being more particularly described as follows:

Beginning at a concrete monument found at Station 700 plus 00 of the center line survey of Ohio Route 41.

Thence, with the centerline of Ohio Route 41, North 71 degrees 23' 50" West, a distance of 17.81 feet to a point on an East corporation line of the City of Springfield;

Thence, with the said corporation line, North 6 degrees 20' 00" East , a distance of 127.92 feet to a 5/8 inch rod set at an angle in the corporation line and the North limited access right-of-way of Ohio Route 41 and the true point of beginning;

Thence, with the East line of the State of Ohio 7.965 acre tract (Vol. 645, Page
23), North 6 degrees 20' 00" East, a distance of 624.98 feet to a 5/8 inch iron rod set, passing a 5/8 inch iron rod set at 534.98 feet;

Thence, with South line of the Springfield Commons 24.127 acre tract (Plat Book 16, Page 240) and a South corporation line of the City of Springfield, South 84 degrees 13' 05" East, a distance of 316.81 feet to a 5/8 inch iron rod set;

Thence, with the West limited access right-of-way of Bechtle Avenue (varying width) part of the State of Ohio 9.015 acre tract (Vol.717, Page 67), South 13 degrees 55' 55" West, a distance of 659.88 feet to a 5/8 inch iron rod set, passing a 5/8 inch iron rod set at 144.05 feet;



Continued...
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                                   EXHIBIT
                       LEGAL DESCRIPTION, CONTINUED...

Thence, with the North limited access right-of-way of Ohio Route 41 (Troy
Pike), North 77 degrees 11' 24" West, a distance of 231.01 feet to the point of beginning;

Containing 4.022 acres of which 0.826 acre with within the Highways right-of-way.

The basis for bearings is based upon the centerline of Ohio Route 41 being North 71 degrees 23' 50" West and all other bearings are from angles and distances measured in a field survey by Lee Surveying and Mapping Company on August 30, 1995.
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                                   SCHEDULE B

                                  THE MORTGAGE

Mortgage dated October 13, 1998 made by Glimcher Properties Limited Partnership to The Huntington National Bank and recorded in the Clark County, Ohio Records on October 23,1998 at Book 1270, page 171.

Which mortgage was assigned by The Huntington National Bank to the Mortgagee by Assignment of Mortgage dated the date hereof and recorded in the Knox County, Ohio Records on ________ ___ 1999 at Book ____, page ___.